                                                                     EXHIBIT 3.2


                                    BYLAWS
                                      OF
                              GREATER BAY BANCORP

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
ARTICLE I      Applicability......................................................   1

  Section 1.   Applicability of Bylaws............................................   1

ARTICLE II     Offices............................................................   1

  Section 1.   Principal Executive Offices........................................   1

  Section 2.   Other Offices......................................................   1

  Section 3.   Change in Location or Number of Offices............................   1

ARTICLE III    Meetings of Shareholders...........................................   1

  Section 1.   Place of Meetings..................................................   1

  Section 2.   Annual Meetings....................................................   1

  Section 3.   Special Meetings...................................................   1

  Section 4.   Notice of Annual, Special or Adjourned Meetings....................   2

  Section 5.   Record Date........................................................   3

  Section 6.   Quorum; Action at Meetings.........................................   3

  Section 7.   Adjournment........................................................   4

  Section 8.   Validation of Defectively Called, Noticed or Held Meetings.........   4

  Section 9.   Voting for Election of Directors...................................   4

  Section 10.  Proxies............................................................   5

  Section 11.  Inspectors of Election.............................................   5

  Section 12.  Action by Written Consent..........................................   5

ARTICLE IV Directors..............................................................   6

  Section 1.   Number of Directors................................................   6

  Section 2.   Election of Directors..............................................   6

  Section 3.   Term of Office.....................................................   7

  Section 4.  Vacancies.......................................................        7

  Section 5.  Removal.........................................................        7

  Section 6.  Resignation.....................................................        8

  Section 7.  Fees and Compensation...........................................        8

ARTICLE V     Committees of the Board of Directors............................        8

  Section 1.  Designation of Committees.......................................        8

  Section 2.  Powers of Committees............................................        8

ARTICLE VI    Meetings of the Board of Directors and Committees Thereof.......        9

  Section 1.  Place of Meetings..............................................         9

  Section 2.  Organization Meeting............................................        9

  Section 3.  Other Regular Meetings..........................................        9

  Section 4.  Special Meetings................................................        9

  Section 5.  Notice of Special Meetings......................................        9

  Section 6.  Validation of Defectively Held Meetings.........................        10

  Section 7.  Quorum; Action at Meetings; Telephone Meetings..................        10

  Section 8.  Adjournment.....................................................        10

  Section 9.  Action Without a Meeting........................................        10

  Section 10. Meetings of and Action by Committees............................        10

ARTICLE VII   Officers........................................................        10

  Section 1.  Officers........................................................        10

  Section 2.  Election of Officers............................................        11

  Section 3.  Subordinate Officers, Etc.......................................        11

  Section 4.  Removal and Resignation.........................................        11

  Section 5.  Vacancies.......................................................        11

  Section 6.  Chairman of the Board...........................................        11

  Section 7.  President.......................................................        11

  Section 8.  Vice President..................................................        12

  Section 9.  Secretary.......................................................        12

  Section 10. Treasurer.......................................................        12

ARTICLE VIII  Records and Reports.............................................        12

  Section 1.  Minute Book - Maintenance and Inspection........................        12

  Section 2.  Share Resister - Maintenance and Inspection.....................        12

  Section 3.  Books and Records of Account - Maintenance and Inspection.......        13

  Section 4.  Bylaws - Maintenance and Inspection.............................        13

  Section 5.  Annual Report to Shareholders...................................        13

ARTICLE IX    Miscellaneous...................................................        13

  Section 1.  Checks, Drafts, Etc.............................................        13

  Section 2.  Contracts, Etc. - How Executed..................................        13

  Section 3.  Certificates of Stock...........................................        13

  Section 4.  Lost Certificates...............................................        13

  Section 5.  Representation of Shares of Other Corporations..................        14

  Section 6.  Construction and Definitions....................................        14

  Section 7.  Indemnification of Corporate Agents; Purchase of Liability
              Insurance.......................................................        14

ARTICLE X     Amendments......................................................        15

  Section 1.  Amendments......................................................        15

                                    BYLAWS

                                      OF

                              GREATER BAY BANCORP


                                   ARTICLE I

                                 APPLICABILITY
                                 -------------

  Section 1.    Applicability of Bylaws. These Bylaws govern, except as
                -----------------------
otherwise provided by statute or its Articles of Incorporation, the management of the business and the conduct of the affairs of the Corporation.


                                   ARTICLE II

                                    OFFICES
                                    -------

  Section 1.    Principal Executive Office. The location of the principal
                --------------------------
executive office of the Corporation is 420 Cowper Street, Palo Alto, California 94301-1504.

  Section 2.    Other Offices. The Board of Directors may establish other
                -------------
offices at any place or places within or without the State of California.

  Section 3.    Change in Location or Number of Offices. The Board of
                ---------------------------------------
Directors may change any office from one location to another or eliminate any office or offices.

                                  ARTICLE III

                           MEETINGS OF SHAREHOLDERS
                           ------------------------

  Section 1.    Place of Meetings. Meetings of the shareholders shall be held
                -----------------
at any place within or without the State of California designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the Corporation.

  Section 2.    Annual Meetings. An annual meeting of the shareholders shall
                ------
be held within 180 days following the end of the fiscal year of the Corporation at a date and time designated by the Board of Directors. Directors shall be elected at each annual meeting and any other proper business may be transacted thereat.

  Section 3.    Special Meetings. (a) Special meetings of the shareholders
                ----------------
may be called by a majority of the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10 percent of the votes at such meeting.

      (b) Any request for the calling of a special meeting of the shareholders shall (1) be in writing, (2) specify the date and time thereof which date shall be not less than 35 nor more than 60 days after receipt of the request, (3) specify the general nature of the business to be transacted thereat and (4) be given either personally or by first-class mail, postage prepaid, or other means of written communication to the Chairman of the Board, President, any Vice President or Secretary of the Corporation. The officer receiving a proper request to call a special meeting of the shareholders shall cause notice to be given pursuant to the provisions of Section 4 of this article to the shareholders entitled to vote thereat that a meeting will be held at the date and time specified by the person or persons calling the meeting.

      (c) No business may be transacted at a special meeting unless the general nature thereof was stated in the notice of such meeting.

  Section 4.    Notice of Annual, Special or Adjourned Meetings. (a) Whenever
                -----------------------------------------------
any meeting of the shareholders is to be held, a written notice of such meeting shall be given in the manner described in subdivision (d) of this section not less than 10 nor more than 60 days before the date thereof to each shareholder entitled to vote thereat. The notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted or (2) in the case of the annual meeting, those matters which the Board of Directors, at the time of the giving of the notice, intend to present for action by the shareholders including, whenever directors are to be elected at a meeting, the names of nominees intended at the time of giving of the notice to be presented by management for election.

      (b) Any proper matter may be presented at an annual meeting for action, except as is provided in subdivision (f) of Section 601 of the Corporations Code of the State of California.

      (c) Notice need not be given of an adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than 45 days or if after the adjournment a new record date is provided for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

      (d)   Notice of any meeting of the shareholders or any report shall be given either personally or by first class mail, postage prepaid, or other means of written communication, addressed to the shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally to the recipient or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of these Bylaws or the General Corporation Law of the State of California, executed by the Secretary, assistant secretary or any transfer agent of the Corporation, shall be prima facie evidence of the notice or report.
                      ----- -----

      (e) If any notice or report addressed to the shareholder at his address appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon his written demand at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

  Section 5.    Record Date. (a) The Board of Directors may fix a time in the
                -----------
future as a record date for the determination of the shareholders (1) entitled to notice of any meeting or to vote thereat, (2) entitled to receive payment of any dividend or other distribution or allotment of any rights or (3) entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than 60 nor less than 10 days prior to the date of any meeting of the shareholders nor more than 60 days prior to any other action.

      (b)   In the event no record date is fixed:

         a. The record date for determining the shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         b. The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

         c. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

      (c) Only shareholders of record at the close of business on the record date are entitled to notice and to vote or to receive a dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

      (d) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

  Section 6.    Quorum; Action at Meetings. (a) A majority of the shares
                ------
entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders.

      (b) Except as provided in subdivision (c) of this section, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number is required by Law or the Articles of Incorporation.

      (c) The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

  Section 7.    Adjournment. Any meeting of the shareholders may be adjourned
                -----------
from time to time whether or not a quorum is present by the vote of a majority of the shares represented thereat either in person or by proxy. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

  Section 8.    Validation of Defectively Called, Noticed or Held Meetings.
                ----------------------------------------------------------
(a) The transactions of any meeting of the shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote thereat, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      (b) Attendance of a person at a meeting shall constitute a waiver of notice of, and presence at, such meeting, except (1) when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (2) that attendance at a meeting is not a waiver of any right to object to the consideration of any matter required by the General Corporation Law of the State of California to be included in the notice but not so included, if such objection is expressly made at the meeting.

      (c)   Any written waiver of notice shall comply with subdivision
(f) of Section 601 of the Corporations Code of the State of California.

  Section 9.    Voting for Election of Directors. (a) Shareholders shall
                --------------------------------
not be permitted to cumulate their votes for the election of directors.

      (b) Elections for directors may be by voice vote or by ballot unless any shareholder entitled to vote demands election by ballot at the meeting prior to the voting, in which case the vote shall be by ballot.

      (c) In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors of each class to be elected by such shares are elected as directors. If, at any meeting of shareholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election.

  Section 10.   Proxies. (a) Every person entitled to vote shares may
                -------
authorize another person or persons to act with respect to such shares by a written proxy signed by him or his attorney-in-fact and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by him or his attorney-in-fact.

      (b) Any duly executed proxy shall continue in full force and effect until the expiration of the term specified therein or upon its earlier revocation by the person executing it prior to the vote pursuant thereto (1) by a writing delivered to the Corporation stating that it is revoked, (2) by a subsequent proxy executed by the person executing the proxy or (3) by the attendance at the meeting and voting in person by the person executing the proxy. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. The date contained on the form of proxy shall be deemed to be the date of its execution.

      (c) A proxy which states that it is irrevocable for the period specified therein shall be subject to the provisions of subdivisions (e) and (f) of Section 705 of the Corporations Code of the State of California.

  Section 11.   Inspectors of Election. (a) In advance of any meeting of the
                ----------------------
shareholders, the Board of Directors may appoint either one or three persons (other than nominees for the office of director) as inspectors of election to act at such meeting or any adjournments thereof. If inspectors of election are not so appointed, or if any person so appointed fails to appear or refuses to act, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse to act) at the meeting. If appointed at a meeting on the request of one or more shareholders or the proxies thereof, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

      (b) The duties of inspectors of election and the manner of performance thereof shall be as prescribed in Section 707 of the Corporations Code of the State of California.

  Section 12.   Action by Written Consent. (a) Subject to subdivisions (b)
                -------------------------
and (c) of this section, any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting, without a vote and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting in which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and maintained with the corporate records.

      (b) Except for the election of a director by written consent to fill a vacancy (other than a vacancy created by removal), directors may be elected by written consent only by the unanimous written consent of all shares entitled to vote for the election of directors. In the case of an election of a director by written consent to fill a vacancy (other than a vacancy created by removal), any such election requires the consent of a majority of the outstanding shares entitled to vote.

      (c) Unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous written consent shall be given as provided in subdivision
(b) of Section 603 of the Corporations Code of the state of California.

      (d) Any shareholder giving a written consent, or his proxyholders, or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorized the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation.


                                  ARTICLE IV

                                   DIRECTORS
                                   ---------

  Section 1.    Number of Directors. (a) The authorized number of directors
                -------------------
shall be no less than seven (7) nor more than thirteen (13). The exact number of directors shall be fixed from time to time, within the limits specified in this subdivision, by an amendment of subdivision (b) of this section adopted by the Board of Directors.

      (b) The exact number of directors shall be ten (10) until changed as provided in subdivision (a) of this section.

      (c) The maximum or minimum authorized number of directors may only be changed by an amendment of this section approved by the vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the minimum number to a number less than 5 shall not be adopted if the votes cast against its adoption at a meeting (or the shares not consenting in the case of action by written consent) exceed 16-2/3% of such outstanding shares; and provided, further, that in no case shall the stated maximum authorized number of directors exceed two times the stated minimum number of authorized directors minus one.

  Section 2.    Classification, Election and Term of Office.
                -------------------------------------------

      (a) Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed; provided, further, that if notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder.

  (1)  the name and address of each proposed nominee;
  (2)  the principal occupation of each proposed nominee;
  (3) the number of shares of capital stock of the Corporation owned by each proposed nominee;
  (4)  the name and residence address of the notifying shareholder; and
  (5) the number of shares of capital stock of the Corporation owned by the notifying shareholder.

  Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

      (b) In the event that the authorized number of directors shall be fixed at nine (9) or more, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall expire at the annual meeting to be held during fiscal year 1998, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal 1999 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2000. At each annual meeting, commencing with the annual meeting to be held during fiscal year 1998, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified.

  In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the Board of Directors shall be divided into two classes, designated Class I and Class II. Each class shall consist of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified.

  Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal.

  At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

  This section may only be amended or repealed by approval of the Board of Directors and the outstanding shares (as defined in Section 152 of the California General Corporation Law) voting as a single class, notwithstanding
Section 903 of the California General Corporation Law.

  Section 3.    Term of Office. Each director, including a director elected
                --------------
to fill a vacancy, shall hold office until the expiration of the term for which he is elected and until a successor has been elected.

  Section 4.    Vacancies. (a) A vacancy in the Board of Directors exists
                ---------
whenever any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors or otherwise.

          (b) Except for a vacancy created by the removal al a director, vacancies on the Board of Directors may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. A vacancy created by the removal of a director shall be filled only by shareholders.

          (c) The shareholders may elect a director at any time to fill any vacancy not filled by the directors.

  Section 5.    Removal. (a) The Board of Directors may declare vacant the
                -------
office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

          (b) Any or all of the directors may be removed without cause if such removal is approved by a majority of the outstanding shares entitled to vote; provided, however, that no director may be removed (unless the entire Board of Directors is removed) if whenever the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of his most recent election were then being elected.

          (c) Any reduction of the authorized number of directors does not remove any director prior to the expiration of his term of office.

  Section 6.    Resignation. Any director may resign effective upon giving
                -----------
written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

  Section 7.    Fees and Compensation. Directors may be paid for their
                ---------------------
services in such capacity a sum in such amounts, at such times and upon such conditions as may be determined from time to time by resolution of the Board of Directors, and may be reimbursed for their expenses, if any, incurred in such capacity, including (without limitation) expenses of attendance at any meeting of the Board. No such payments shall preclude any director from serving the Corporation in any other capacity and receiving compensation in any manner therefor.

                                   ARTICLE V

                     COMMITTEES OF THE BOARD OF DIRECTORS
                     ------------------------------------

  Section 1. Designation of Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate (1) one or more committees, each consisting of two or more directors and (2) one or more directors as alternate members of any committee, who may replace any absent member at any meeting thereof. Any member or alternate member of a committee shall serve at the pleasure of the Board.

  Section 2.    Powers of Committees. Any committee, to the extent provided
                --------------------
in the resolution of the Board of Directors designating such committee, shall have all the authority of the Board, except with respect to:

          (a) The approval of any action for which the General Corporation Law of the State of California also requires any action by the shareholders;

          (b) The filling of vacancies on the Board or in any committee thereof;

          (c) The fixing of compensation of the directors for serving on the Board or on any committee thereof;

          (d) The amendment or repeal of these Bylaws or the adoption of new bylaws;

      (e) The amendment or repeal of any resolution of the Board which by its express terms is not so amenable or resealable;

      (f) A distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

      (g) The designation of other committees of the Board or the appointment of members or alternate members thereof.

                                  ARTICLE VI

                      MEETINGS OF THE BOARD OF DIRECTORS
                      ----------------------------------

                            AND COMMITTEES THEREOF
                            ----------------------

  Section 1.    Place of Meetings. Regular meetings of the Board of Directors
                -----------------
shall be held at any place within or without the State of California which has been designated from time to time by the Board or, in the absence of such designation, at the principal executive office of the Corporation. Special meetings of the Board shall be held either at any place within or without the State of California which has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation.

  Section 2.    Organization Meeting. Immediately following each annual
                --------------------
meeting of the shareholders the Board of Directors shall hold a regular meeting for the purpose of organization and the transaction of other business. Notice of any such meeting is not required.

  Section 3.    Other Regular Meetings. Other regular meetings of the Board
                ----------------------
of Directors shall be held without call at such time as shall be designated from time to time by the Board. Notice of any such meeting is not required.

  Section 4.    Special Meetings. Special meetings of the Board of Directors
                ----------------
may be called at any time for any purpose or purposes by the Chairman of the Board or the President or any vice president or the Secretary or any two directors. Notice shall be given of any special meeting of the Board.

  Section 5.    Notice of Special Meetings. (a) Notice of the time and place
                --------------------------
of special meetings of the Board of Directors shall be delivered personally or by telephone to each director or sent to each director by first-class mail or telegraph, charges prepaid. Such notice shall be given four days prior to the holding of the special meeting if sent by mail or 48 hours prior to the holding thereof if delivered personally or given by telephone or telegraph. The notice or report shall be deemed to have been given at the time when delivered personally to the recipient or deposited in the mail or sent by other means of written communication.

          (b) Notice of any special meeting of the Board of Directors need not specify the purpose thereof and need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

  Section 6.    Validation of Defectively Held Meetings. The transactions of
                ---------------------------------------
any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Such waivers, consents and approvals (1) need not specify the purpose of any meeting of the Board of Directors and (2) shall be filed with the corporate records or made a part of the minutes of the meeting.

  Section 7.    Quorum; Action at Meetings; Telephone Meetings. (a) A
                ----------------------------------------------
majority of the authorized number of directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless action by a greater proportion of the directors is required by law or the Articles of Incorporation.

          (b) A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          (c) Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another.

  Section 8.    Adjournment. A majority of the directors present, whether or
                -----------
not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

  Section 9.    Action Without a Meeting. Any action required or permitted to
                ------------------------
be taken by the Board of Directors may be taken without a meeting, if all members of the Board individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effort as a unanimous vote of such directors.

  Section 10.   Meetings of and Action by Committees. The provisions of this
                ------------------------------------
Article apply to committees of the Board of Directors and action by such committees with such changes in the language of those provisions as are necessary to substitute the committee and its members for the Board and its members.


                                  ARTICLE VII

                                   OFFICERS
                                   --------

  Section 1.    Officers. The Corporation shall have as officers, a
                --------
President, a Secretary and a Treasurer. The Treasurer is the chief financial officer of the Corporation unless the Board of Directors has by resolution designated a vice president or other officer to be the chief financial officer. The Corporation may also have at the discretion of the Board, a Chairman of the Board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices.

  Section 2.    Election of Officers. The officers of the Corporation, except
                --------------------
such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors.

  Section 3.    Subordinate Officers, Etc. The Board of Directors may appoint
                -------------------------
by resolution, and may empower the Chairman of the Board, if there be such an officer, or the President, to appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are determined from time to time by resolution of the Board or, in the absence of any such determination, as are provided in these Bylaws. Any appointment of an officer shall be evidenced by a written instrument filed with the Secretary of the Corporation and maintained with the corporate records.

  Section 4.    Removal and Resignation. (a) Any officer may be removed,
                -----------------------
either with or without cause, by the Board of Directors or, except in case of any officer chosen by the Board, by any officer upon whom such power of removal may be conferred by resolution of the Board.

          (b) Any officer may resign at any time effective upon giving written notice to the Chairman of the Board, President, any vice president or Secretary of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation.

  Section 5.    Vacancies. A vacancy in any office because of death,
                ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

  Section 6.    Chairman of the Board. If there is a Chairman of the Board,
                ---------------------
he shall, if present, preside at all meetings of the Board of Directors, exercise and perform such other powers and duties as may be from time to time assigned to him by resolution of the Board and, if there is no President, the Chairman of the Board shall be the chief executive officer of the Corporation and have the power and duties set forth in Section 7 of this Article.

  Section 7.    President. Subject to such supervisory powers, if any, as may
                ---------
be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer and general manager of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed from time to time by resolution of the Board.

  Section 8.    Vice President. In the absence or disability of the
                --------------
President, the vice presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or as the President may from time to time delegate.

  Section 9.    Secretary. (a) The Secretary shall keep or cause to be kept
                ---------
(1) the minute book, (2) the share register and (3) the seal, if any, of the Corporation.

          (b) The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed from time to time by the Board.

  Section 10.   Treasurer. (a) The Treasurer shall keep, or cause to be kept,
                ---------
the books and records of account of the Corporation.

      (b) The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated from time to time by resolution of the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and the Board, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or as the President may from time to time delegate.


                                 ARTICLE VIII

                              RECORDS AND REPORTS
                              -------------------

  Section 1.    Minute Book - Maintenance and Inspection. The Corporation
                ----------------------------------------
shall keep or cause to be kept in written form at its principal executive office or such other place as the Board of Directors may order, a minute book which shall contain a record of all actions by its shareholders, Board or committees of the Board including the time, date and place of each meeting; whether a meeting is regular or special and, if special, how called; the manner of giving notice of each meeting and a copy thereof; the names of those present at each meeting of the Board or committees thereof; the number of shares present or represented at each meeting of the shareholders; the proceedings of all meetings; any written waivers of notice, consents to the holding of a meeting or approvals of the minutes thereof; and written consents for action without a meeting.

  Section 2.    Share Resister - Maintenance and Inspection. The Corporation
                -------------------------------------------
shall keep or cause to be kept at its principal executive office or, if so provided by resolution of the Board of Directors, at the Corporation's transfer agent or registrar, a share register, or a duplicate share register, which shall contain the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

  Section 3.    Books and Records of Account - Maintenance and Inspection.
                ---------------------------------------------------------
The Corporation shall keep or cause to be kept at its principal executive office or such other place as the Board of Directors may order, adequate and correct books and records of account.

  Section 4.    Bylaws - Maintenance and Inspection. The Corporation shall
                -----------------------------------
keep at its principal executive office or, in the absence of such office in the State of California, at its principal business office in that state, the original or a copy of the Bylaws as amended to date.

  Section 5.    Annual Report to Shareholders. The annual report to the
  --------------------
shareholders described in Section 1501 of the Corporations Code of the State of California is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the Corporation as they see fit.


                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

  Section 1.    Checks, Drafts, Etc. All checks, drafts or other orders for
                -------------------
payment of money, notes or other evidences of indebtedness, and any assignment or endorsement thereof, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

  Section 2.    Contracts, Etc. - How Executed. The Board of Directors,
                ------------------------------
except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board, no officer, employee or other agent shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

  Section 3.    Certificates of Stock. All certificates shall be signed in
                ---------------------
the name of the Corporation by the Chairman of the Board or the President or a vice president and by the Treasurer or an assistant treasurer or the Secretary or an assistant secretary, certifying the number of shares and the class or series thereof owned by the shareholder. Any or all of the signatures on a certificate may be by facsimile signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

  Section 4.    Lost Certificates. Except as provided in this section, no new
                -----------------
certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the Board may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

  Section 5.    Representation of Shares of Other Corporations. Any person
                ----------------------------------------------
designated by resolution of the Board of Directors or, in the absence of such designation, the Chairman of the Board, the President or any vice president or the Secretary, or any other person authorized by any of the foregoing, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, owned by the Corporation.

  Section 6.    Construction and Definitions. Unless the context otherwise
                ----------------------------
requires, the general provisions, rules of construction and definitions contained in the Corporations Code of the State of California shall govern the construction of these Bylaws.

  Section 7.    Indemnification of Corporate Agents; Purchase of Liability
                ----------------------------------------------------------
Insurance. (a) The Corporation shall, to the maximum extent permitted by the
---------
General Corporation Law of the State of California, and as the same may from time to time be amended, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding to which such person was or is a party or is threatened to be made a party arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 7, an "agent" of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, and includes an action or proceeding by or in the right of the Corporation to procure a judgment in its favor; and "expenses" includes attorneys' fees and any expenses of establishing a right to indemnification under this subdivision (a).

           (b) The Corporation shall, if and to the extent the Board of Directors so determines by resolution, purchase and maintain insurance in an amount and on behalf of such agents of the Corporation as the Board may specify in such resolution against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the Corporation would have the capacity to indemnify the agent against such liability under the provisions of this Section.

                                   ARTICLE X

                                  AMENDMENTS
                                  ----------

  Section 1. Amendments. New bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote. Subject to the next preceding sentence, bylaws (other than a bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number, or changing from a fixed to a variable board or vice versa) may be adopted, amended or repealed by the Board of Directors.

                                   GREATER BAY
                                     BANCORP


                                  CERTIFICATION



     The undersigned hereby certifies that he is the duly elected and acting Assistant Corporate Secretary of Greater Bay Bancorp, a California Corporation, that the foregoing is a true, correct and complete copy of the resolutions duly adopted at the regular meeting of the Board of Directors of Greater Bay Bancorp, duly called and held October 21, 1997, at which a quorum was present and acting throughout, which resolutions are in full force and effect on and as of the date hereof, not having been amended, altered or repealed.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 21st day of October, 1997.


                                             /s/ Steven C. Smith
                                             -----------------------------
                                             Steven C. Smith
                                             Assistant Secretary

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

                             OF GREATER BAY BANCORP

     WHEREAS, the Board of Directors of Greater Bay Bancorp (the "Corporation") is authorized by the Corporation's Articles of Incorporation and Bylaws to amend the Corporation's Bylaws;

     WHEREAS, the Corporation's Bylaws currently fix the authorized number of Directors at ten (10) and provide for three roughly equal Classes of Directors:
Class I, Class II and Class III;

     WHEREAS the Board of Directors of the Corporation is currently comprised of ten persons: three (3) Class I Directors, three (3) Class II Directors, and four
(4) Class III Directors;

     WHEREAS, on September 5, 1997, the corporation entered into an Agreement and Plan of Reorganization (the "Agreement") by and among the Corporation, GBB Acquisition Corp., a California corporation and wholly-owned subsidiary of the Corporation ("Newco"), and Peninsula Bank of commerce, a California banking corporation ("PBC"), pursuant to which, among other things, the Corporation will acquire PBC through the merger of Newco with and into PBC (the "Merger");

     WHEREAS, pursuant to Section 10.7 of the Agreement, the Corporation is required to take all necessary action to appoint, as of the effective time of the Merger (the "Effective Time"), George R. Corey, current Chairman of PBC, to the Board of Directors of the Corporation;

     WHEREAS, the Board of Directors has received and reviewed a draft of a proposed amendment to Article IV, Section 1, subdivision (b) for the Corporation's Bylaws fixing the number of authorized Directors at eleven (11) as of the Effective Time;

     WHEREAS, the Board of Directors believes it is in the best interests of the Corporation and its shareholders to amend the Corporation's Bylaws as contemplated by such proposed amendment; and

     WHEREAS, the Board of Directors believes it is in the best interests of the Corporation and its shareholders to appoint, as of the Effective Time, Mr. Corey to serve as a Class II Director of the Corporation, to fill the vacancy thus created.

     NOW, THEREFORE, BE IT HEREBY RESOLVED, that Article IV, Section 1, subdivision (b) of the Corporation's Bylaws is hereby amended to be effective as of the Effective Time to read as follows:

               "(b) The exact number of directors shall be eleven
               (11) until changed as provided in subdivision (a) of this section."

     RESOLVED, FURTHER, that, as of the Effective Time, George R. Corey shall be appointed to Class II of the Board of Directors of the Corporation, to serve until the 1998 Annual Meeting of Shareholders and until his successor is elected and has qualified;

     RESOLVED, FURTHER, that the officers of the Corporation be, and they each hereby are, authorized, directed and empowered to do or cause to be done all such acts or things and sign and deliver all such documents as such officer(s) may deem advisable or necessary in order to carry out and perform the purposes of these resolutions; and

     RESOLVED FURTHER, that the Secretary of the Corporation is hereby authorized and directed to compile and certify copies of the Bylaws as amended and to place one copy in the Corporation's minute book and keep another copy at the Corporation's principal executive office where it shall be open to inspection by the shareholders at all reasonable times during office hours, as provided in Section 213 of the Corporations Code.

                            CERTIFICATE OF SECRETARY

I, Carleen Maniglia, hereby certify that:

1) I am the duly elected and acting Assistant Secretary of Greater Bay Bancorp, a California Corporation;

2) Set forth below is a true copy of resolutions duly adopted by the Board of Directors at their meeting duly held on March 24,1998.

3) The resolutions set forth below have not been modified or rescinded and are in full force and effect.

In witness whereof, I have hereunto set my hand this 25th day of March, 1998.



                                    /s/ Carleen Maniglia
                                    -------------------
                                    Carleen Maniglia
                                    Assistant Corporate Secretary

WHEREAS, the Board of Directors of Greater Bay Bancorp (the "Corporation") is authorized by the Corporation's Articles of Incorporation and Bylaws to amend, subject in certain instances to shareholder approval, the Corporation's Bylaws:

WHEREAS, the Corporations' Bylaws currently (i) provide that the authorized number of Director shall not be less than seven (7) nor more than thirteen (13);
(ii) fix the authorized number of Directors at eleven (11); and (iii) provide for three roughly equal Classes of Directors: Class I, Class II and Class III;

WHEREAS, the Board of Directors of the Corporation is currently comprised of eleven (11) persons; three (3) Class I Directors, four (4) Class II Directors, and four (4) Class III Directors;

WHEREAS, the Board of Directors has received and reviewed a draft of a proposed amendment to Article IV, Section 1, subdivision (a) of the Corporation's Bylaws which provides that the authorized number of directors shall not be less than nine (9) nor more than seventeen (17);

WHEREAS, the Board of Directors has received and reviewed a draft of a proposed amendment to Article IV, Section 1, subdivision (b) of the Corporation's Bylaws fixing the number of authorized Directors at thirteen (13);

WHEREAS, the Board of Directors believes it is in the best interest of the Corporation and its shareholders to amend the Corporation's Bylaws as contemplated by such proposed amendments;

WHEREAS, the Board of Directors believes it is in the best interests of the Corporation and its shareholders to appoint Roger V. Smith and George M. Marcus to serve as Class II Directors of the Corporation to fill the vacancies thus created;

WHEREAS, Edwin E. van Bronkkhorst, who is currently a Class I Director of the Corporation, has expressed his intention to resign from the Board of Directors, effective as of the earlier of (i) the Corporation's 1998 Annual Meeting of Shareholders (the "Annual Meeting:), or (ii) in the event that the Corporation's pending merger transaction with Pacific Rim Bancorporation (the "PRB Merger") is closed prior to the date of the Annual Meeting, the effective time of the PRB Merger; and

WHEREAS, in the event that Mr. van Bronkhorst resigns from the Board of Directors as of the effective time of the PRB Merger as described in (ii) above, the Board of Directors believes it is in the best interests of the Corporation and its shareholders to appoint Mr. Leo K.W. Lum to serve as a Class II Director to fill the vacancy thus created, as of the effective time of the PRB Merger; and

NOW, THEREFORE, BE IT HEREBY RESOLVED, that Article IV, Section 1, subdivision
(a) of the Corporation's Bylaws is hereby amended, subject to the approval of a majority of the outstanding shares of the Corporation, to read in its entirety as follows:

     "(a) The authorized number of directors shall be no less than nine (9) nor more than seventeen (17). The exact number of directors shall be fixed from time to time, within the limits specified in this subdivision, by an amendment of subdivision (b) of the section adopted by the Board of Directors."

RESOLVED FURTHER, that Article IV, Section 1, subdivision (b) of the Corporation's Bylaws is hereby amended, effective immediately, to read in its entirety as follows:

     "(b) The exact number of directors shall be thirteen (13) until changed as provided in subdivision (a) of this section."

RESOLVED FURTHER, that Messrs. Roger V. Smith and George M. Marcus are hereby appointed to Class I of the Board of Directors of the Corporation, to serve until the 1998 Annual meeting of Shareholders and until their successors are elected and have qualified;

RESOLVED FURTHER, that in the event that the effective time of the PRB Merger occurs prior to the date of the Annual Meeting; (i) the Board of Directors shall accept Mr. van Bronkhorst's resignation from the Board as of the effective time of the PRB Merger, and (ii) Mr. Leo K.W. Lum shall be appointed to Class II of the Board of Directors of the Corporation, to serve until the 1999 Annual Meeting of Shareholders and until his successor is elected and has qualified;

RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized, directed and empowered to do or cause to be done all such acts or things and sign and deliver all such documents as such officer(s) may deem advisable or necessary in order to carry out and perform the purposes of these resolutions, including, but not limited to, preparing or causing to be prepared and filing or causing to be filed with the Securities and Exchange Commission, a preliminary proxy statement and a definitive proxy statement to be used in connection with solicitation of approval of the Corporation's shareholders of the amendment of the Corporation's Bylaws to increase the range of the number of authorized directors; and

RESOLVED FURTHER, that the Secretary of the Corporation is hereby authorized and directed to compile and certify copies of the Bylaws as amended and to place one copy in the Corporation's minute book and keep another copy at the Corporation's principal executive office where it shall be open to inspection by the shareholders at all reasonable times during office hours, as provided in Section 213 of the Corporations Code.

                           CERTIFICATE OF SECRETARY


I, Carleen Maniglia, hereby certify that:

1) I am the duly elected and acting Assistant Secretary of Greater Bay Bancorp, a California Corporation;

2) Set forth below is a true copy of resolutions duly adopted by the Board of Directors at their meeting duly held on July 21, 1998.

3) The resolutions set forth below have not been modified or rescinded and are in full force and effect.

In witness whereof, I have hereunto set my hand this 22nd day of July, 1998.


                                    /s/Carleen Maniglia
                                    -------------------
                                    Carleen Maniglia
                                    Assistant Corporate Secretary


RESOLVED FURTHER, that Article IV, Section 1 of the Bylaws of Greater Bay Bancorp be, and hereby is, amended to read in full as follows:

     Section 1.  Number of Directors.  (a) The authorized number of directors
                 -------------------
     shall be no less than nine (9) nor more than seventeen (17). The exact number of directors shall be fixed from time to time, within the limits specified in this subdivision, by an amendment of subdivision (b) of this section adopted by the Board of Directors.

     The exact number of directors shall be fourteen (14) until changed as provided in subdivision (a) of this section.

     The maximum or minimum authorized number of directors may only be changed by an amendment of this section approved by the vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the minimum number to a number less than 5 shall not be adopted if the votes cast against its adoption at a meeting (or the shares not consenting in the case of action by written consent) exceed 16-2/3% of such outstanding shares; and provided, further, that in no case shall the status maximum authorized number of directors exceed two times the stated minimum number of authorized directors minus one.